Personal Retirement Manager Series III
Huntington Personal Retirement Manager Series III

Talcott Resolution Life Insurance Company
Separate Account Seven

File No. 333-176150

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington PRM III table of minimum and maximum expenses in section “2. Fee Summary” of your prospectus is deleted and replaced with the following:

Huntington PRM III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.41%	1.93%

This tables under “Example” in section “2. Fee Summary” of your prospectus are deleted and replaced with the following:

RPM III:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$ 1,630	$ 3,072	$ 4,488	$ 8,105
C Share	$ 1,001	$ 2,416	$ 4,043	$ 8,123
I Share	$ 700	$ 2,130	$ 3,599	$ 7,406
L Share	$ 1,612	$ 3,056	$ 4,113	$ 8,253
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$ 420	$ 1,980	$ 3,566	$ 7,605
C Share	$ 506	$ 2,091	$ 3,688	$ 7,693
I Share	$ 385	$ 1,785	$ 3,224	$ 6,956
L Share	$ 501	$ 2,114	$ 3,738	$ 7,803
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$ 785	$ 2,375	$ 3,991	$ 8,105
C Share	$ 801	$ 2,416	$ 4,043	$ 8,123
I Share	$ 700	$ 2,130	$ 3,599	$ 7,406
L Share	$ 816	$ 2,459	$ 4,113	$ 8,253

Huntington RPM III:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,627	$3,063	$4,475	$8,083
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$416	$1,972	$3,552	$7,583
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$781	$2,367	$3,977	$8,083

This Supplement Should Be Retained For Future Reference.

HV-7732

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